As filed with the Securities and Exchange Commission on August 22, 2003.
                                                   Registration No. 333-________
================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            FBL FINANCIAL GROUP, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

             Iowa                                          42-1411715
--------------------------------------------------------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

5400 University Avenue, West Des Moines, Iowa                50266
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  (Address of Principal Executive Offices)                 (Zip Code)

                        FARM BUREAU 401(k) SAVINGS PLAN
--------------------------------------------------------------------------------
                            (Full title of the plan)

   Stephen M. Morain, Esq., 5400 University Avenue, West Des Moines, IA 50266
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                  515-225-5410
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          (Telephone number, including area code, of agent for service)

                                    COPY TO:
    Robert A. Simons, Esq., 5400 University Avenue, West Des Moines, IA 50266
--------------------------------------------------------------------------------
                               (Name and address)

                                 (515) 226-6141
--------------------------------------------------------------------------------
                               (Telephone number)

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                     Proposed                   Proposed               Amount of
Title of securities        Amount to be              maximum offering           maximum aggregate      Registration
to be registered           registered(1)             price per share(2)         offering price(2)      Fee
===================================================================================================================
Class A Common             500,000 shares            $22.83                     $11,415,000            $924
Stock without par
Value(3)
===================================================================================================================

(1)  Calculated pursuant to General Instruction E to Form S-8.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1), based upon the average of the high and low sales prices of the stock on August 15, 2003, as reported on the New York Stock Exchange Composite Transactions Tape.
(3) This registration statement also relates to an indeterminate number of interests in the Farm Bureau 401(k) Savings Plan, in which FBL Financial Group Inc., is a participating employer, with respect to the rights of participants to direct investment in shares of Class A Common Stock of FBL Financial Group, Inc.

This Registration Statement shall become effective upon filing in accordance with Rule 462 of the Securities Act of 1933.

                          INFORMATION REQUIRED PURSUANT
                      TO GENERAL INSTRUCTION E TO FORM S-8

         This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of the Registration on Form S-8 relating to the same employee benefit plan is effective. Also, it is filed in place of an earlier post-effective amendment to Form S-8 which was incorrectly filed to register additional shares.

         Registrant's Form S-8 Registration Statement filed with the Securities and Exchange Commission on July 22, 1996 (File No. 333-08567), and post-effective amendments to File No. 333-53739 filed February 2, 1999 and August 23, 2002, are hereby incorporated by reference.


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in this Part I will be sent or given to participants as specified by Rule 428(b)(1). Such documents are not being filed with the Commission either as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The documents listed in (a) and (b) below are incorporated by reference in the registration statement. All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the registration statement and to be part thereof from the date of filing of such documents.

         (a) The Company's annual report on Form 10-K for the year ended December 31, 2002, filed with the Commission on February 24, 2003.

         (b) The Company's reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003, filed with the Commission on May 6, 2003 and July 31, 2003, respectively.

         (c) The Company's current reports on Form 8-K filed with the Commission on February 11, 2003, February 26, 2003, May 5, 2003 and July 30, 2003.

         (d) The description of Common Stock contained in the Company's registration statement on Form 8-A filed with the Commission on July 11, 1996, effective July 19, 1996, incorporated by reference to the Company's registration statement under the Securities Act of 1933 on Form S-1, file number 333-4332, effective July 18, 1996.

         (e) The annual report on Form 11-K of the Farm Bureau 401(k) Savings Plan, filed with the Commission June 26, 2003.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Refer to response to Item 3 above.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Sections 851 and 856 of the Iowa Business Corporation Act provide that a corporation has the power to indemnify its directors and officers against liabilities and expenses incurred by reason of such person serving in the capacity of director or officer, if such person has acted in good faith and in a manner reasonably believed by the individual to be in or not opposed to the best interests of the corporation, and in any criminal proceeding if such person had no reasonable cause to believe the individuals' conduct was unlawful. The foregoing indemnity provisions notwithstanding, in the case of actions brought by or in the right of the corporation, no indemnification shall be made to such director or officer with respect to any matter as to which such individual has been adjudged to be liable to the corporation unless, and only to the extent that, a court determines that indemnification is proper under the circumstances.

         Article VIII of the Company's Restated Articles of Incorporation provides that the Company shall indemnify its directors to the fullest extent possible under the Iowa Business Corporation Act. Article V of the Company's Restated By-laws extends the same indemnity to its officers. Article VII of the Articles provides that no director shall be liable to the Company or its stockholders for monetary damages for breach of the individual's fiduciary duty as a director, except liability for (i) the amount of a financial benefit received by a director to which the director is not entitled; (ii) an intentional infliction of harm on the Corporation or the shareholders; (iii) a violation of section 490.833 of the Code of Iowa; and (iv) an intentional violation of criminal law.

         The Company maintains a directors' and officers' liability insurance policy to insure against losses arising from claims made against its directors and officers, subject to the limitations and conditions as set forth in the policies.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8. EXHIBITS.

         4.1 Farm Bureau 401(k) Savings Plan, as adopted by agreement dated January 25, 2002, incorporated by reference to Exhibit 4.1 to the Company's post-effective amendment to Form S-8, File No. 333-08567, filed August 23, 2002.

         4.1(a) Addendum to Farm bureau 401(k) Savings Plan dated January 25, 2002, incorporated by reference to Exhibit 4.1(a) to the Company's post-effective amendment to Form S-8, File No. 333-08567, filed August 23, 2002.

         4.1(b) Farm Bureau 401(k) Savings Plan Amendment for EGTRRA dated December 28, 2001, incorporated by reference to Exhibit 4.1(b) to the Company's post-effective amendment to Form S-8, File No. 333-08567, filed August 23, 2002.

         4.1(c) Wells Fargo Retirement Plan Service Acceptance of Successor Trustee, incorporated by reference to Exhibit 4.1(c) to the Company's post-effective amendment to Form S-8, File No. 333-08567, filed August 23, 2002.

         4.2 Nyemaster, Goode, McLaughlin, Voights, West, Hansell & O'Brien, P.C., Defined Contribution Prototype Plan, incorporated by reference to Exhibit 4.2 to the Company's post-effective amendment to Form S-8, File No. 333-08567, filed August 23, 2002. The Company will submit the Plan to the Internal Revenue Service in a timely manner and hereby undertakes to submit any amendment thereto to the Internal Revenue Service in a timely manner and to make all changes required by the Internal Revenue Service in order to qualify and continue the qualification of the Plan.

         5.1 Opinion of Robert A. Simons, Esq., West Des Moines, Iowa, regarding the legality of the shares being registered.

         23.1     Consent of Ernst & Young LLP.

         23.2     Consent of Robert A. Simons (contained in opinion filed as
                  Exhibit 5.1).

         24.      Powers of Attorney (included with Signature Pages hereto).

ITEM 9. UNDERTAKINGS.

         The undersigned registrant hereby undertakes: (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on August 20, 2003.

                                                       FBL FINANCIAL GROUP, INC.

                                                       /s/ Craig A. Lang
                                                       -------------------------
                                                       Craig A. Lang
                                                       CHAIRMAN OF THE BOARD



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William J. Oddy and Stephen M. Morain, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment thereto has been signed by the following person or persons in the capacities and on the dates indicated.

         Executed below by the following persons in the capacities and on the dates indicated:

Signature                      Title                            Date
---------                      -----                            ----

                               Chief Executive Officer and
                               Director (Principal
/s/ William J. Oddy            Executive Officer)               August 20, 2003
------------------------
William J. Oddy

                               Chief Financial Officer
                               (Principal Financial and
/s/ James W. Noyce             Accounting Officer)              August 20, 2003
------------------------
James W. Noyce

                               Director                         August 20, 2003
------------------------
Eric K. Aasmundstad

/s/ Steven L. Baccus          Director                         August 20, 2003
------------------------
Steven L. Baccus

/s/ Jerry L. Chicoine          Director                         August 20, 2003
------------------------
Jerry L. Chicoine

/s/ Al Christopherson          Director                         August 20, 2003
------------------------
Al Christopherson

/s/ John W. Creer              Director                         August 20, 2003
------------------------
John W. Creer

/s/ Jerry C. Downin            Director                         August 20, 2003
------------------------
Jerry C. Downin

/s/ Kenny J. Evans             Director                         August 20, 2003
------------------------
Kenny J. Evans

/s/ Alan L. Foutz              Director                         August 20, 2003
------------------------
Alan L. Foutz

/s/ Karen J. Henry             Director                         August 20, 2003
------------------------
Karen J. Henry

/s/ Leland J. Hogan            Director                         August 20, 2003
------------------------
Leland J. Hogan

/s/ Craig D. Hill              Director                         August 20, 2003
------------------------
Craig D. Hill

/s/ Richard G. Kjerstad        Director                         August 20, 2003
------------------------
Richard G. Kjerstad

/s/ G. Steven Kouplen          Director                         August 20, 2003
------------------------
G. Steven Kouplen

/s/ Craig A. Lang              Director                         August 20, 2003
------------------------
Craig A. Lang

/s/ David L. McClure           Director                         August 20, 2003
------------------------
David L. McClure

/s/ Keith R. Olsen             Director                         August 20, 2003
------------------------
Keith R. Olsen

/s/ Howard D. Poulson          Director                         August 20, 2003
------------------------
Howard D. Poulson

/s/ Frank S. Priestly          Director                         August 20, 2003
------------------------
Frank S. Priestly

/s/ John E. Walker             Director                         August 20, 2003
------------------------
John E. Walker

/s/ Michael S. White           Director                         August 20, 2003
------------------------
Michael S. White



         THE PLAN.

         Pursuant to the requirements of the Securities Act of 1933, the Sponsoring Employer of the Plan duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 20th day of August, 2003.

                                     IOWA FARM BUREAU FEDERATION

                                     /s/ Craig A. Lang
                                     -------------------------------------------
                                     Craig A. Lang
                                     President

                                     /s/ Jerry C. Downin
                                     -------------------------------------------
                                     Jerry C. Downin
                                     Executive Director, Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit
-------

         4.1 Farm Bureau 401(k) Savings Plan, as adopted by agreement dated January 25, 2002, incorporated by reference to Exhibit 4.1 to the Company's post-effective amendment to Form S-8, File No. 333-08567, filed August 23, 2002.
         4.1(a) Addendum to Farm Bureau 401(k) Savings Plan dated January 25, 2002, incorporated by reference to Exhibit 4.1(a) to the Company's post-effective amendment to Form S-8, File No. 333-08567, filed August 23, 2002.
         4.1(b) Farm Bureau 401(k) Savings Plan Amendment for EGTRRA dated December 28, 2001, incorporated by reference to Exhibit 4.1(b) to the Company's post-effective amendment to Form S-8, File No. 333-08567, filed August 23, 2002.
         4.1(c) Wells Fargo Retirement Plan Service Acceptance of Successor Trustee, incorporated by reference to Exhibit 4.1(c) to the Company's post-effective amendment to Form S-8, File No. 333-08567, filed August 23, 2002.
         4.2 Nyemaster, Goode, McLaughlin, Voights, West, Hansell & O'Brien, P.C., Defined Contribution Prototype Plan, incorporated by reference to Exhibit 4.2 to the Company's post-effective amendment to Form S-8, File No. 333-08567, filed August 23, 2002.
         5.1 Opinion of Robert A. Simons, Esq., West Des Moines, Iowa, regarding the legality of the shares being registered.
         23.1     Consent of Ernst & Young LLP.
         23.2     Consent of Robert A. Simons (contained in opinion filed as
                  Exhibit 5.1).
         24.      Powers of Attorney (included with Signature Pages hereto).